EXHIBIT 24

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of February, 2018.

/s/ A. L. Boeckmann
A. L. Boeckmann

Witness:

/s/ Sonja L. Mahon

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of May, 2018.

/s/ M. S. Burke
M. S. Burke

Witness:

/s/ Christine D. Falche
Christine D. Falche

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of February, 2018.

/s/ T. K. Crews
T. K. Crews

Witness:

/s/ Sonja L. Mahon

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of February, 2018.

/s/ P. Dufour
P. Dufour

Witness:

/s/ Sonja L. Mahon

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of February, 2018.

/s/ D. E. Felsinger
D. E. Felsinger

Witness:

/s/ Sonja L. Mahon

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of February, 2018.

/s/ S. F. Harrison
S. F. Harrison

Witness:

/s/ Sonja L. Mahon

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of February, 2018.

/s/ J. R. Luciano
J. R. Luciano

Witness:

/s/ Sonja L. Mahon

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of February, 2018.

/s/ P. J. Moore
P. J. Moore

Witness:

/s/ Sonja L. Mahon

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of February, 2018.

/s/ F. J. Sanchez
F. J. Sanchez

Witness:

/s/ Sonja L. Mahon

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of February, 2018.

/s/ D. A. Sandler
D. A. Sandler

Witness:

/s/ Sonja L. Mahon

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of February, 2018.

/s/ D. T. Shih
D. T. Shih

Witness:

/s/ Sonja L. Mahon

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of February, 2018.

/s/ K. R. Westbrook
K. R. Westbrook

Witness:

/s/ Sonja L. Mahon